UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. ___)

Check the appropriate box:

☐Preliminary Information Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

X      Definitive Information Statement

Touchstone Funds Group Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X     No fee required

☐Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

TOUCHSTONE FUNDS GROUP TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

Touchstone Sands Capital International Growth Equity Fund

(formerly, Touchstone International ESG Equity Fund)

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the "Information Statement") is being furnished to the shareholders of Touchstone Sands Capital International Growth Equity Fund (the "Fund") (formerly, the Touchstone International ESG Equity Fund), a series of Touchstone Funds Group Trust (the "Trust"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board" or "Trustees"), including a majority of Trustees who are not interested persons of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), of a new sub-advisory agreement (the "Sub- Advisory Agreement") between Touchstone Advisors, Inc. ("Touchstone") and Sands Capital Management, LLC ("Sands" or the "Sub-Adviser"), effective August 31, 2023, and the termination of the existing sub-advisory agreement between Touchstone and Rockefeller & Co. LLC ("Rockefeller"), effective August 30, 2023, in each case with respect to the Fund.

Touchstone, the investment adviser to the Fund, had engaged Rockefeller to serve as the sub-adviser to the Fund since 2019. At a meeting of the Board held on May 18, 2023 (the "Meeting"), Touchstone recommended and the Board approved changes to the Fund's principal investment strategies, as well as the replacement of Rockefeller with Sands, effective August 31, 2023. At the Meeting, the Board also approved the Fund's name change from Touchstone International ESG Equity Fund to Touchstone Sands Capital International Growth Equity Fund, as well as the creation of Class R6 shares for the Fund, also effective August 31, 2023.

The U.S. Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone, under certain conditions, to select or change unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements, without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with the information contained herein about Sands and the Sub-Advisory Agreement. This Information Statement is being mailed on or about November 15, 2023 to shareholders of record of the Fund as of October 31, 2023.

The Fund's most recent annual report for the fiscal year ended September 30, 2022 and semi-annual report for the six-month period ended March 31, 2023 are available upon request without charge. The annual and semi-annual reports may be obtained without charge by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 534467, Pittsburgh, PA 15253-4467, by calling 1.800.543.0407, or online at: TouchstoneInvestments.com/Resources.

BOARD APPROVAL OF THE SUB-ADVISER

At the Meeting, Touchstone recommended and the Board, including the Independent Trustees, voting separately, approved the replacement of the Fund's sub-adviser, Rockefeller, with Sands. The Sub- Advisory Agreement between Touchstone and Sands took effect on August 31, 2023 (the "Effective Date"), and the Sub-Advisory Agreement with Rockefeller was terminated as of August 30, 2023. The Board considered, among other factors discussed below, the Fund's limited opportunities for growth, as well as other alternatives to changing the Fund's principal investment strategies and sub-adviser including the reorganization of the Fund into other Funds within the Touchstone lineup.

Sands manages the Fund in accordance with Sands' International Growth strategy. In connection with the appointment of Sands, the Fund's prospectus was supplemented on May 23, 2023 to (1) modify the Fund's name, sub-adviser, investment goal, 80% investment policy and principal investment strategies as detailed herein (together, the "Updates") to reflect Sands' International Growth strategy, and (2) reduce the Fund's expense limitation for Institutional Class shares from 0.89% to 0.86%, all of which took effect on the Effective Date. The Updates to the Fund do not require shareholder approval.

Beginning on the Effective Date, Sands has managed the Fund in accordance with its principal investment strategy. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 80% of its assets (including borrowings for investment purposes) in equity and equity-related securities issued by companies in foreign countries.

Accordingly, as described above and effective August 31, 2023, the Fund's investment goal and 80% investment policy were changed as follows:

Investment The Fund seeks long-term capital appreciation.

Goal:

80%	The Fund invests, under normal market conditions, at least
Investment	80% of its assets (including borrowings for investment
Policy:	purposes) in equity and equity-related securities issued by
companies in foreign countries. The Fund's 80% policy is
a non-fundamental investment policy that can be changed
by the Fund upon 60 days' prior notice to shareholders.

The Fund also changed its name from Touchstone International ESG Equity Fund to Touchstone Sands Capital International Growth Equity Fund in connection with the appointment of Sands. As of the Effective Date, the following principal risks of the Fund were removed: Small-, Mid- and Large-Cap Risks, Convertible Securities Risk and Other Investment Companies Risk (including Exchange-Traded Funds Risk). Additionally, in connection with the Updates, the following principal risks were added: Growth-Investing Risk and Sector Focus Risk.

For more information about the Fund's principal investment strategies, principal risks, and portfolio managers, please see the Fund's prospectus dated August 31, 2023, as may be supplemented from time to time. Copies of (1) the prospectus and (2) the Fund's most recent annual report for the fiscal year ended September 30, 2022 are available upon request and may be obtained without charge by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 534467, Pittsburgh, PA 15253- 4467, by calling 1.800.543.0407, or online at TouchstoneInvestments.com /Resources.

As a result of the change in the Fund's sub-adviser, the Fund's portfolio was repositioned by Sands, resulting in increased portfolio turnover.

THE BOARD'S CONSIDERATIONS

Board Considerations with respect to Approval of Sub- Advisory Agreement. At the Meeting, Touchstone proposed the replacement of the Fund's then-current sub-adviser, Rockefeller, to the Board. The Board approved replacing Rockefeller with Sands. In connection with this sub-adviser change, the Board also approved, among other things, changes to the Fund's investment goal, principal investment strategies and name.

Touchstone provided the Board with various written materials in advance of the Meeting to assist with the Board's consideration of a new Sub-Advisory Agreement between Touchstone and Sands (the "New Sub- Advisory Agreement"). Touchstone provided written and oral information stating the basis for its recommendation to engage Sands. The information also included details regarding Sands: (1) investment philosophy and investment strategy; (2) investment management services proposed to be provided to the Fund; (3) investment management personnel; (4) operating history, infrastructure and financial condition; (5) proposed sub-advisory fee that would be paid to Sands by Touchstone; and (6) reputation, expertise and resources as an investment adviser. The Board then held a robust discussion of the items noted above reviewing the written materials that the Board received before the meeting and all other information that the Board received prior to and at the meeting.

The Board, including the Independent Trustees voting separately, unanimously determined that the approval of the proposal to approve the New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. In approving the New Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) Sands' proposed compensation; (3) the performance of the Fund and that of Sands International Growth Strategy (the "International Growth Strategy") which Touchstone proposed that Sands use in managing the Fund; and (4) the terms of the New Sub-Advisory Agreement. The Board's consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by

Touchstone regarding the services to be provided by Sands. The Board considered Sands' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board noted that Sands would utilize the International Growth Strategy in managing the Fund. The Board also noted its familiarity with the Sub-Adviser, owing to the Sub-Adviser's management of the other Touchstone Funds, including the Touchstone Sands Capital International Growth Fund ("International Growth Fund") which utilized the International Growth Strategy. The Board also noted that the portfolio managers who would manage the Fund would be the same portfolio managers who then-managed the International Growth Fund. The Board also took into consideration that Touchstone was satisfied with Sands' management of the International Growth Fund and Sands' in-house operations and compliance teams.

Anticipated Profitability and Potential Economies of Scale. The Board took into consideration the financial condition of Sands and any direct and indirect benefits to be derived by Sands from its relationship with the Fund. In considering the anticipated level of profitability to Sands, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations at the same or lower levels for the shares classes of the Fund, that the sub-advisory fee under the New Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed sub- advisory fee was negotiated at arm's length between Touchstone and Sands. As a consequence, the anticipated level of profitability to Sands from its relationship with the Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider potential economies of scale in Sands' management of the Fund to be a substantial factor in its consideration.

Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay the sub-advisory fee to Sands out of the advisory fee. The Board compared Sands proposed sub-advisory fee to the sub-advisory fee paid to Rockefeller. The Trustees noted that although the proposed sub-advisory fee would be higher than the Fund's current sub-advisory fee, the proposed sub-advisory fee was at the median of the Foreign Large Growth category. The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Sands with respect to the various services to be provided by Touchstone and Sands. Based upon their review, the Trustees concluded that the Fund's proposed sub-advisory fee was reasonable in light of the services to be provided to the Fund by Sands.

Fund Performance. The Board considered the investment performance of the International Growth Strategy relative to Rockefeller's International ESG Equity Composite, the Fund's primary benchmark and the Foreign Large Growth Category for the one-year, three-years and since inception periods ended March 31, 2023. The Board noted in particular that since its March 31, 2018 inception the International Growth Strategy had outperformed the Fund's primary benchmark by nearly 5% annually and also had outperformed Rockefeller's International ESG Equity Composite by 5% annually since that composite's inception date of August 1, 2018.

Conclusion. The Board reached the following conclusions regarding the New Sub-Advisory Agreement: (1) Sands is qualified to manage the Fund's assets in accordance with the Fund's new investment goal and principal investment strategies; (2) Sands maintains an appropriate compliance program; (3) the Fund's proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by Sands; and (4) Sands' proposed investment strategies are appropriate for managing the Fund. In considering the approval of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION ABOUT THE SUB-ADVISER

Sands, located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, is a registered investment adviser that serves as the sub-

adviser to the Fund effective August 31, 2023. As sub-adviser, Sands makes investment decisions for the Fund and ensures compliance with the Fund's investment policies and guidelines. Sands is controlled by Frank M. Sands. As of September 30, 2023, Sands had approximately $40.1 billion in discretionary assets under management in the firm's public equity strategies. No Trustee or officer of the Fund is an officer, employee, director, general partner or shareholder of Sands. Sands also serves as the sub-adviser to the Touchstone Sands Capital Emerging Markets Growth Fund, a series of Touchstone Strategic Trust, and the Touchstone Sands Capital Select Growth Fund, a series of the Trust.

The following individuals at Sands are jointly and primarily responsible for the management of the Fund's portfolio.

Sunil H. Thakor, CFA, Senior Portfolio Manager, Research Analyst. Mr. Thakor joined Sands Capital in 2004 as a Research Associate Intern and became a Research Analyst in 2005. In 2007, Mr. Thakor became Co-Portfolio Manager of the firm's Global Growth strategy. He later helped launch the Global Leaders and International Growth strategies in 2017 and 2018, respectively. Prior to joining Sands Capital, he was an Associate/Analyst with Charles River Associates, Inc. from 1999 to 2004. Mr. Thakor received his bachelor's degree from Colby College (1999) and an MBA from the Columbia Business School (2006).

David E. Levanson, CFA, Senior Portfolio Manager, Research Analyst and Executive Managing Director, worked for Sands Capital from 1992 to 1994 and rejoined Sands Capital in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands Capital in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida (1990) and his MBA from the Darden School at University of Virginia (1996).

Danielle Menichella, CFA, Portfolio Manager, Senior Research Analyst, joined Sands Capital in 2013 as a Research Analyst. Ms. Menichella began her career as an Analyst at Emerging Markets Management in 1997, which was later acquired by Ashmore Group, where she was a Senior Analyst before joining Sands Capital. Ms. Menichella earned an AB in Economics and Public Policy from Duke University (1997).

The name and principal occupation of each of the principal executive officers and/or partners of Sands are listed below. The address of each is 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Name	Principal Occupation
Frank M. Sands	Chief Investment Officer, Chief Executive
Officer
Jonathan Goodman	General Counsel
Dana McNamara	Chief Administrative Officer and
Executive Managing Director
Stephen Nimmo	Executive Managing Director, Business
Development and Client Relations
Thomas Perry Williams	President, Executive Managing
Director,
Sr. Portfolio Manager
Luke Iglehart	Executive Managing Director,
Client and Consultant
Relations
Brian Christiansen	Executive Managing Director,
Sr. Portfolio Manager, Research Analyst
Ian Ratcliffe	Executive Managing Director,
Managing Partner
David Levanson	Executive Managing Director, Sr. Portfolio
Manager, Research Analyst
Alexandra Fulk	Chief Compliance Officer

Touchstone uses a portion of its advisory fee to pay Sands' sub- advisory fees. Under the Sub-Advisory Agreement, the sub-advisory fee paid to Sands differs from the sub-advisory fee that was paid to Rockefeller as a result of the Updates, as noted in the table below. Because Touchstone performs different services for the Fund than does Sands and Touchstone pays Sands' sub-advisory fees out of its own fees received from the Fund, therefore there is no "duplication" of advisory fees paid. Sands does not currently serve as sub-adviser or adviser to any other fund managed in a substantially similar manner.1

The table below reflects (1) the aggregate amount of the sub- advisory fee paid to Rockefeller during the Fund's fiscal year ended September 30, 2022, (2) the amount of the sub-advisory fee that would have been paid to Sands had the new sub-advisory fee been in effect during the fiscal year ended September 30, 2022, and (3) the difference (if any) between (1) and (2) as a percentage of the aggregate amount of the sub- advisory fees paid during the Fund's fiscal year ended September 30, 2022.

Fiscal Year	Pro Forma Sub-
Ended September	Advisory Fee
30, 2022	Amount*	Percentage
$115,871	$85,566	(26%)

*The Fund's sub-adviser has agreed to waive certain sub-advisory fees received until Fund assets reach a certain threshold. Amounts shown are net of sub-advisory fee waivers.

INVESTMENT SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement is attached to this Information Statement as Exhibit A. With the exception of the sub-adviser's compensation described below, the contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement between Touchstone and Rockefeller dated August 23, 2019 (the "Prior Sub-Advisory Agreement"), which was initially approved by

1Previously, Sands sub-advised another Touchstone mutual fund which was managed in a substantially similar manner and that fund liquidated on September 6, 2023.

the Board on May 16, 2019 and last approved by the Board on November 17, 2022.

A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Sands manages the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the "Fund Assets"), subject to and in accordance with the investment goal, policies, and restrictions of the Fund and in conformity with the Fund's registration statement as currently in effect, including its prospectus and statement of additional information (collectively, the "Fund's Disclosure Documents"). Sands makes all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. Sands also determines the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund's portfolio securities are exercised. Sands provides regular reports to the Board and to Touchstone. Sands places orders for portfolio transactions on behalf of the Fund in accordance with the Trust's policies and is responsible for obtaining the most favorable price and execution available for the Fund.

Compensation. The sub-advisory fees are paid by Touchstone, not the Fund, and equal a specified percentage of Fund Assets. The percentage sub-advisory fee rate under the Sub-Advisory Agreement is the same across all asset levels of the Fund; however, Sands has agreed to waive a portion of its sub-advisory fees until the Fund reaches a certain asset level. As a result, Touchstone will pay Sands similar sub-advisory fees compared to the sub-advisory fees paid under the Prior Sub-Advisory Agreement, based on the current asset levels of the Fund. Sub-advisory fees are computed and accrued daily based on the daily value of Fund Assets and the corresponding pro rata daily sub-advisory fee rates. There is no change in the advisory fee rates paid by the Fund to Touchstone as a result of the approval of Sands as the sub-adviser to the Fund. Touchstone has agreed to maintain expense limitations at the same or lower levels for the share classes of the Fund.

Liability. Sands has agreed to indemnify and hold harmless the Trust, Touchstone and all of their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, "Losses") incurred by reason of or arising out of:

(1)Sands being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund's Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (2) Sands' willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement. Touchstone shall indemnify and hold harmless the Sub-Adviser and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct Losses incurred by reason of or arising out of: (1) Touchstone being in material violation of any applicable federal or state law, rule, or regulation; or (2) Touchstone's willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Limit on Trust Liability. Sands acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. Sands agrees that (1) the Trust's obligations to Sands under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (2) Sands shall not seek satisfaction of any such obligation from the shareholders of the Fund in their capacities as shareholders of the Fund from the shareholders of the Fund, other than Touchstone.

Term. The Sub-Advisory Agreement shall continue in effect, unless sooner terminated under the Sub-Advisory Agreement, through August 30, 2025; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (1) the vote of a majority of the outstanding voting securities of the Fund or (2) by vote of a majority of the Trust's Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either Touchstone or Sands, cast in person at a meeting called for the purpose of voting on such approval.

Amendment. The Sub-Advisory Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

Termination. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (1) by Touchstone upon not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to Sands; (2) by Sands upon not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Touchstone; or (3) by the Trust upon either (a) the majority vote of the Board or (b) the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act.

INFORMATION ABOUT TOUCHSTONE

Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment adviser that serves as the investment adviser to the Fund pursuant to the terms of an advisory agreement (the "Advisory Agreement"), dated February 17, 2006, as amended. The Advisory Agreement was last approved by the Board on November 17, 2022. Under the Advisory Agreement, Touchstone reviews, supervises, and administers the Fund's investment program and also ensures compliance with the Funds' investment policies and guidelines, subject to the oversight of, and policies established by, the Board. Touchstone selects the Fund's sub-adviser(s), subject to approval by the Board, determines the appropriate allocation of assets to the Fund's sub- adviser(s) and continuously monitors sub-adviser performance.

Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-adviser, custodian, transfer agent, or sub-administrative agent, or to other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate based on the average daily net assets of the Fund. Under the terms of the Advisory Agreement, the Fund pays Touchstone an annual advisory fee equal to 0.65% of the first $1 billion of Fund assets and 0.60% of Fund assets over $1 billion. The Fund's annual advisory fee is accrued daily and paid monthly. For the fiscal year ended September 30, 2022, the annual advisory fee for the Fund, net of any advisory fee waivers and/or expense reimbursements, was 0.44% of the Fund's average daily net assets or $156,744.

Touchstone uses a portion of its advisory fees to pay Sands' sub- advisory fees. As of October 31, 2023, Touchstone had approximately $23.6 billion in assets under management.

INFORMATION ABOUT THE DISTRIBUTOR

Touchstone Securities, Inc. (the "Distributor") and the Trust are parties to a distribution agreement with respect to the Fund. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership. The table below sets forth the aggregate underwriting commissions on sales of the Fund's shares, which are comprised of the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended September 30, 2022.

Amount
Distributed to
Aggregate	Unaffiliated	Amount Earned	Amount
Underwriting	Broker-Dealers	as a Broker-	Retained in
Commissions on	in Selling	Dealer in Selling	Underwriting
Sales	Network	Network	Commissions
$3,777	$2,551	$956	$270

The Distributor retains the contingent deferred sales charge ("CDSC") on redemptions of shares of the Fund that are subject to a CDSC. For the fiscal year ended September 30, 2022, the Distributor retained $0 of CDSCs with respect to Class A and Class C shares, respectively. The Fund does not pay fees to the Distributor pursuant to the distribution agreement.

INFORMATION ABOUT THE ADMINISTRATOR

Touchstone serves as the Fund's administrator pursuant to an administrative agreement with the Trust which was not impacted by, and remained in place following, the appointment of Sands. For the fiscal year ended September 30, 2022, the Fund paid Touchstone $47,256 in administration fees. Touchstone has engaged The Bank of New York Mellon ("BNY") located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust's sub-administrator. BNY is compensated directly by Touchstone, not by the Trust or the Fund.

SHARE OWNERSHIP INFORMATION

As of October 31, 2023, the Fund had 5,042,574 shares issued and outstanding. Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote. As of October 31, 2023, the name, address, number of shares, and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

	Number	Percent of	Share
Name and Address	of Shares	Class	Class
MORGAN STANLEY SMITH BARNEY LLC	134,886.833	13.82%	Class A
FOR THE EXCLUSIVE BENEFIT OF ITS
CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK, NY 10004-1901
MLPF&S THE SOLE BENEFIT OF FOR IT'S	60,033.035	6.15%	Class A
CUSTOMERS
ATTN FUND ADMISTRATION
4800 DEER LAKE DR EAST-2ND FLR
JACKSONVILLE FL 32246

WELLS FARGO CLEARING SERVICES 2801 MARKET STREET

SAINT LOUIS, MO 63103

UBS WM USA FBO

SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI

1000 HARBOR BLVD WEEHAWKEN, NJ 07086

92,875.662	9.51%	Class A
83,916.235	8.60%	Class A

RAYMOND JAMES72,269.773 7.40% Class A

OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY

ST PETERSBURG FL 33716

Name and Address

CHARLES SCHWAB & CO INC

SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS

211 MAIN STREET

SAN FRANCISCO CA 94105

WELLS FARGO CLEARING SERVICES 2801 MARKET STREET

SAINT LOUIS, MO 63103

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH

MINNEAPOLIS MN 55402-2405

UBS WM USA FBO

SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI

1000 HARBOR BLVD WEEHAWKEN, NJ 07086

Number	Percent of
of Shares	Class
170,311.101	17.44%

10,846.884 20.01%

9,005.877 16.61%

7,187.854 13.26%

Share

Class

Class A

Class C

Class C

Class C

CHARLES SCHWAB & CO INC	17,512.693	32.30%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105
WESTERN & SOUTHERN LIFE	2,058,454.425	99.98%
INSURANCE COMPANY
400 BROADWAY MS 80
CINCINNATI OH 45202*
LPL FINANCIAL	523,549.510	26.81%
4707 EXECUTIVE DRIVE

SAN DIEGO CA 92121-3091

Class C

Class R6

Class Y

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH

MINNEAPOLIS MN 55402-2405

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS

ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD

JERSEY CITY NJ 07310-2010

TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI OH 45202-0000

238,473.525 12.21%

783,694.332 40.13%

425.899 100.00%

Class Y

Class Y

Institutional

Class

*May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund as of October 31, 2023.

As of October 31, 2023, the Trustees and the Trust's Principal Executive Officer and Principal Financial Officer beneficially owned less than 1% any shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund's most recently completed fiscal year-end.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust at Touchstone Funds Group Trust, P.O. Box 534467, Pittsburgh, PA 15253-4467, if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

EXHIBIT A:

SUB-ADVISORY AGREEMENT

Touchstone Sands Capital International Growth Equity Fund

a series of

Touchstone Funds Group Trust

This Sub-Advisory Agreement (this "Agreement") is made as of August 31, 2023, between Touchstone Advisors, Inc. (the "Advisor") and Sands Capital Management, LLC (the "Sub-Advisor").

WHEREAS, Touchstone Funds Group Trust (the "Trust") is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust dated October 25, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Touchstone Sands Capital International Growth Equity Fund (the "Fund") is a series of the Trust;

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Fund under the Investment Advisory Agreement between the Trust and the Advisor attached as Exhibit A (the "Advisory Agreement");

WHEREAS, the Sub-Advisor is an investment adviser registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with the Services (as defined below) in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor desires to furnish the Services to the Advisor subject to the terms and conditions in this Agreement.

NOW THEREFORE, in consideration of the terms and conditions set forth below, the parties agree as follows:

1.Appointment of the Sub-Advisor.

a.The Advisor hereby appoints the Sub-Advisor to perform the Services with respect to the assets of the Fund allocated by the Advisor to the Sub-Advisor from time to time in accordance with this Agreement (such assets, together with any current income and capital gains derived therefrom, the "Fund Assets"), in conformity with the Fund's prospectus and statement of additional information, as amended, in each case as furnished to the Sub-Advisor under Section 2(q) (collectively, the "Disclosure Documents) and the investment guidelines and policies, if any, agreed upon in writing by the parties from time to time (collectively with the Disclosure Documents, the "Investment Guidelines"), and subject to the control and direction of the Advisor and the Trust's Board of Trustees (the "Board"), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment with respect to the Fund Assets on and subject to the terms of this Agreement and agrees during such period to render the Services and to perform the duties called for by this Agreement for the compensation provided in Section 3. The Sub-Advisor shall not be responsible for aspects of the Fund's investment program other than the management of the Fund Assets expressly set forth in this Agreement.

b.Promptly following the initial funding of the segregated custodial account established to maintain the assets of the Fund (the "Account"), the Advisor shall specify (or cause the Fund's agent to specify) to the Sub-Advisor in writing the assets initially comprising the Fund Assets and information regarding the Account. The Advisor may from time to time, upon prior written notice to the Sub-Advisor, cause Fund Assets to be contributed to or withdrawn from the Account. Notices with respect to the initial funding of, and any contribution to and withdrawal from, the Account shall be furnished to the Sub-Advisor at the following email addresses: recon@sandscap.com and clientservice@sandscap.com, or such other email address(es) communicated to the Advisor in writing by the Sub-Advisor from time to time. The initial funding of the Account and any subsequent contribution thereto shall be made only in cash unless otherwise agreed in writing by the Sub-Advisor; provided that for reasonable requests the Sub-Advisor does not withhold consent. As investment advisers to the Fund, each Advisor is required to maintain registration as an investment adviser under the Advisers Act. If the registration of the Advisor or the Sub-Advisor under the Advisers Act ceases, such party shall notify the other at least 90 days prior to such cessation.

c.For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.Services and Duties. The Sub-Advisor will provide to the Advisor the services set forth in Sections 2(a), (b), and (j) (collectively, the "Services") and undertake the duties applicable to the Sub-Advisor in this Section 2:

a.The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the Investment Guidelines and any written directions that the Advisor, the Board, or any Authorized Person (as defined below) may give to the Sub- Advisor in accordance with this Agreement; provided, however, the Sub- Advisor shall not be obligated to follow any direction that it reasonably believes may violate applicable law or regulation. In furtherance of this Section 2(a), the Sub-Advisor will make all determinations with respect to the investment and reinvestment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable in the Sub-Advisor's discretion to implement the same. Subject to Sections 2(c) and 2(d), the Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's portfolio securities will be exercised; provided, that the Fund's custodian (the "Custodian") furnishes to the Sub-Advisor in a timely manner all materials necessary for the Sub- Advisor to make such determinations.

b.As reasonably requested by the Advisor, the Sub-Advisor will render regular reports regarding transactions in the Fund Assets to the Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, an individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Board.

c.The Sub-Advisor may utilize the services of one or more third-party service providers to research and vote proxies on its behalf and on behalf of the Fund.

d.The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide, nor shall be responsible for providing, the Fund or the Advisor with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims involving securities presently or formerly comprising Fund Assets to the Custodian or other duly designated Fund agent. The Sub-Advisor shall not be obligated to assist the Advisor, Custodian, or other duly designated Fund agent in evaluating any legal proceeding or potential legal proceeding, including securities class action claims. The Advisor acknowledges that it or another duly designated Fund agent will be responsible for evaluating and making all decisions for the Trust regarding legal proceedings and potential legal proceedings, including class action claims, involving securities presently or formerly comprising Fund Assets. The Advisor shall instruct the Custodian to: (i) act, within the limits of the Sub-Advisor's authority under this Agreement, in accordance with instructions from the Sub-Advisor, and (ii) provide the Sub-Advisor with such periodic reports concerning the status of the Account and the Fund Assets as the Sub-Advisor may reasonably request from time to time. The Advisor shall promptly notify the Sub-Advisor in writing of the termination or replacement of the Custodian or the appointment of any additional Custodian. The Advisor agrees to promptly notify the Sub-Advisor if there is a change in or appointment of a Custodian. The Sub-Advisor shall have no responsibility for the collection of dividends and interest on securities or other assets, or for paying any fees or charges of the Custodian, and shall not be liable for any act or omission of the Custodian or the Custodian's affiliates.

e.The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other vehicles or accounts managed by the Sub- Advisor or its affiliates, if the Sub-Advisor in good faith determines that such aggregation shall result in terms no less advantageous to the Fund than to any other participant. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, an objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other relevant vehicles and accounts in a fair and equitable manner.

f.Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment and substantially similar investment strategies, guidelines, and policies; investments satisfying such strategies, guidelines, and policies will be allocated in a manner consistent with applicable law. It is possible that due to differing investment objectives or for other reasons, the Sub- Advisor and its affiliates may purchase or recommend purchasing securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-

Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Investment Guidelines, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board has approved these types of transactions.

h.The Sub-Advisor shall upon request reasonably assist the Advisor and any Fund pricing agent in the determination of the fair value of any Fund holdings for which market quotations are not readily available. Notwithstanding the foregoing, the Sub-Advisor (i) is not responsible for making determinations regarding the valuations of Fund holdings and (ii) is not an official pricing source, and shall not be liable for any valuation determinations (and has no responsibility for calculating the Fund's net asset value).

i.Regulatory Compliance.

(i)In performing the Services, the Sub-Advisor will comply in all material respects with relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act), the Investment Guidelines, and any directions of the Advisor or its Authorized Persons given in accordance with this Agreement. In performing its obligations with respect to the Fund, including any obligations under this Agreement, the Advisor shall comply in all material respects with all applicable federal, state and non-U.S. laws and regulations, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment adviser providing services to registered open-end investment companies including Rule 206(4)-7 under the Advisers Act (collectively, "Applicable Law"). The Advisor shall update the Investment Guidelines (and provide the Sub-Advisor prior written notice of the substance of such updates) to include guidelines reasonably designed to ensure the Sub-Advisor's activities under this Agreement satisfy any obligations under relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act) other than the Advisers Act.

(ii)The Sub-Advisor acknowledges the intention of the Advisor to cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Advisor shall revise the Investment Guidelines from time to time to include guidelines reasonably designed to ensure compliance with such requirements.

(iii)The Sub-Advisor will reasonably cooperate with the Trust's Chief Compliance Officers in the execution of his or her responsibilities to monitor the Sub-Advisor as a service provider with respect to the Fund pursuant to Rule 38a-1 under the 1940 Act.

(iv)Subject to the Advisor's supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities comprising Fund Assets.

(v)The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the "Code of Ethics"). Prior to the effective date of this Agreement and upon any subsequent request by the Advisor or Board, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor's Code of Ethics, then in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent its Access Persons (as defined under Rule 17j-1(c) under the 1940 Act) from engaging in any conduct prohibited by the Sub-Advisor's Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j- 1(c)(2)(ii) under the 1940 Act, concerning the Sub-Advisor's Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor's Code of Ethics by Access Persons and the Sub-Advisor's response to such violations. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor's Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi)The Sub-Advisor shall notify the Trust's Chief Compliance Officer and the Advisor promptly upon detection of (i) any material failure to manage the Fund Assets in accordance with the Investment Guidelines or any relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act); (ii) any material breach of the Fund's policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor in writing); or (iii) any material breach of any directions issued to the Sub- Advisor in accordance with Section 2(a). In addition, the Sub-Advisor shall upon request furnish certifications on a quarterly basis regarding its compliance with the Investment Guidelines and relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act), in each case in connection with performing the Services. The Sub- Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to promptly correct any failure to comply identified by the Board. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications, to the extent applicable, regarding the Services in connection with certifications of the Fund's financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. Each party to this Agreement will promptly notify the other in the event (i) the party is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the party with the federal or state securities laws in connection with the Services provided to the Fund or (ii) an "assignment" (as defined in the 1940 Act) has occurred.

(vii)The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, Custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the "Fund

Books and Records"). The Fund Books and Records shall be reasonably available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor's expense, upon the termination of this Agreement and shall be reasonably available for telecopying during any day the Sub-Advisor is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

j.The Sub-Advisor shall provide the following support to the Advisor with respect to the marketing of the Fund: (i) permission to use the Sub-Advisor's name as provided in Section 7 of this Agreement;

(ii)permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub- Advisor that are comparable, in investment objective and composition, to the Fund to the extent and in the manner agreed in writing by the Sub- Advisor; provided that the Sub-Advisor shall not be liable to any person for the Advisor's use of such information in violation of Applicable Law;

(iii)reasonable access to the individual(s) responsible for day-to-day investment management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s) involved in the Fund that has been furnished in writing by the Sub-Advisor to the Advisor for this express purpose.

k.The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in Exhibit B, if any, and the Disclosure Documents, which may be revised by the Fund or the Advisor from time to time upon prior written notice to the Sub-Advisor. When placing orders with brokers and dealers, the Sub-Advisor shall seek to obtain the best overall execution available for the Fund and the other accounts and vehicles to which the Sub-Advisor or its affiliates perform investment advisory services, and in placing such orders the Sub-Advisor may consider all factors that it reasonably deems relevant, including the overall direct net economic result to the Fund and such other accounts and vehicles both for the specific transaction and on a continuing basis; price; the financial strength and stability of the broker or dealer; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future; and the brokerage and research services (within the meaning of Section 28(e) of the 1934 Act provided to the Fund, the Sub-Advisor and such other accounts and vehicles. The Sub-Advisor is specifically authorized, to the extent authorized by law (including Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as "soft dollar" payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request. The Sub-Advisor shall not be liable to any person for any acts or omissions of any broker or dealer (or any of their affiliates) with respect to the Account or the Fund Assets.

l.The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the Services. Furthermore, the Sub- Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.Reserved.

n.The Sub-Advisor shall not be responsible for any expenses associated with the Fund or the Advisor except the Sub- Advisor's own expenses of providing the Services to the Fund pursuant to this Agreement. For the avoidance of doubt, the Trust shall be responsible for payment of brokerage commissions, transfer fees, registration costs, taxes and other similar costs, and transaction-related expenses and fees arising out of transactions in the Account, and the Advisor hereby authorizes the Sub-Advisor to incur such expenses for the Fund.

o.The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the Services, and shall have no responsibility to provide any other services to the Advisor or the Fund except as required by law. The Advisor, subject to the Board's oversight, shall remain responsible for the Fund's overall compliance with Applicable Law. The Sub-Advisor, subject to oversight by the Advisor, shall be responsible for its overall compliance with relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act) in connection with its performance of the Services.

p.The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs. The Advisor shall, and shall cause the Trust to, promptly provide to the Sub-Advisor all information requested by the Sub-Advisor in order to comply with relevant Federal Securities Laws (as defined under Rule 38a- 1 of the Investment Company Act) and to assist in the performance of the Sub-Advisor's obligations under this Agreement.

q.The Advisor will provide the Sub-Advisor with advance written notice of, and the opportunity to comment on, any change in the Fund's investment objectives, investment policy risks, and restrictions as stated in the Investment Guidelines, or in any procedures and policies adopted by the Board or the Advisor that may affect the Sub-Advisor's provision of the Services or its obligations under this Agreement. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with any changes made to the Investment Guidelines following reasonable written notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.The Advisor acknowledges and agrees that the Sub- Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub- Advisor's overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund's Disclosure Documents.

3.The Sub-Advisor's Authority.

a.In performing the Services and its other obligations under this Agreement, the Sub-Advisor's authority and discretion shall include, subject to the other provisions of this Agreement, the authority and discretion to: (i) purchase, sell, and generally deal in or exchange Fund Assets for the Account; (ii) exercise whatever powers the Fund or the Advisor may possess with respect to any Fund Assets, including the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer;

(iii)to enter into, and bind the Fund in respect of, foreign exchange transactions that settle by an actual delivery of the relevant currencies within a settlement period that is the customary timeline in the relevant market for spot foreign exchange transactions (or that is otherwise a bona fide spot foreign exchange transaction for purposes of applicable foreign exchange regulatory requirements) (each, a "Spot FX Transaction"); (iv) on behalf of each of the Fund, as agent and attorney-in-fact, (A) open account(s) with and to issue to brokers, dealers, introducing brokers and banks, or any affiliate of any of the foregoing, instructions to purchase, sell or otherwise trade in or deal with, any security or other Fund Assets in the Account for the account and at risk of, and in the name of, the Fund; and (B) negotiate and execute agreements, indemnities, and representations letters for all purposes the Sub-Advisor determines are necessary or desirable in connection with the Services, provided that an officer of the Fund execute any such agreement, indemnity, or representation letter to which the Fund is a named party; and (v) instruct the Custodian with respect to the Fund Assets, including to: (A) accept or make delivery of any securities and other assets acquired, converted, exchanged, redeemed, or disposed of for the Account and pay cash for any such securities and other assets, and (B) deliver any securities and other assets sold, exchanged, or otherwise disposed of in the Account; and (C) generally perform any other act deemed necessary or desirable by the Sub- Advisor to assist it in carrying out the Services, including in connection with effecting Spot FX Transactions for the Fund.

b.In exercising its authority under this Agreement, the Sub- Advisor shall have no obligation to consult with or obtain the consent of any person, including the Advisor or the Board, except as expressly provided in this Agreement or under relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act).

4.Compensation of the Sub-Advisor.

a.As compensation for the Services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to [XX]% of the average daily net asset value of the Fund Assets without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub- Advisor's fee, the daily asset value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund's net asset value for purposes of purchases and redemptions of shares.

b.The Sub-Advisor reserves the right to waive all or part of its fees.

5.Ongoing Reporting of the Sub-Advisor.

a. Financial Reporting. The Sub-Advisor will upon request report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) any financial condition of the Sub-Advisor that is reasonably expected to have a material adverse effect on the Fund, (ii) information regarding any potential conflicts of interest between the Fund and the Sub-Advisor arising by reason of the Sub-Advisor's continuing provision of advisory services to the Fund and to its other accounts (the disclosure of any immaterial conflicts in the Sub-Advisor's Form ADV shall be deemed to satisfy the reporting obligation under this clause (ii); material conflicts must be immediately reported to the Advisor), and (iii) such other information reasonably requested by the Board, including the performance of the specific strategy used to manage the Fund Assets. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor's other clients.

i.The Sub-Advisor will annually, or upon reasonable request by the Board, provide the Advisor with certain financial information. For purposes of this paragraph 4(a), "financial information" means a summary of the Sub-Advisor's balance sheet and the independent auditor's report, if any, issued in connection with the most recent audit of the Sub-Advisor's financial statements.

ii.The Sub-Advisor also agrees to notify the Advisor if any single client (other than all Touchstone Funds for whom the Sub-Advisor provides investment advisory services) accounts for 30% or more of the Sub-Advisor's and its affiliate's assets under management.

b.Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, or termination of key personnel. For purposes of this Section 5(b), "key personnel" comprise: (i) any portfolio manager of the Fund; and

(ii)any chief executive officer, chief compliance officer, chief operating officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its executive management committee.

6.Representations of the Advisor. The Advisor represents as applicable, to the Sub-Advisor that: (a) the Advisory Agreement has been duly executed and delivered by, and constitutes a legal obligation of, the Advisor and the Trust; (b) the Advisor has been duly appointed by the Board under the Advisory Agreement to provide investment services with respect to the Fund Assets as contemplated in the Advisory Agreement;

(c)a true and complete copy of the Advisory Agreement is attached hereto as Exhibit A; (d) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement, and such execution, delivery, and performance will not (i) require any license, registration, consent or approval that has not been lawfully and validly obtained, and any such license, registration, consent or approval shall be maintained to the extent required during the term of this Agreement; or (ii) violate any Applicable Law, organizational document, policy, or agreement binding on the Advisor or the Trust or their property; (c) the execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on its part; (d) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust's and Fund's behalf; (e) the Advisor's decision to appoint the Sub- Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund's investment or trading activities; (f) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund's Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (g) the Trust is a "United States person" within the meaning of Section 7701(a)(30) of the Code; (h) no restrictions exist on the transfer, sale or other disposition of any Fund Assets and no option, lien, charge, security or encumbrance exists over any Fund Assets; (i) each Authorized Person is, and until otherwise notified to the Sub-Advisor in writing shall be, authorized to give instructions, approvals and notices on behalf of the Advisor and the Trust; (j) the information in Exhibit D hereto is complete and correct and has been provided separately for each Client; and (j) the Advisor shall promptly notify the Sub-Advisor in writing in the event that any of the representations or warranties contained in this Section 6 is no longer true and accurate.

7.Use of Names.

a.Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor in writing; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment as sub-advisor with respect to the Fund or which are required by the Securities and Exchange Commission (the "SEC") or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld.

b.The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund's Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall be the owner of all performance data it generates in connection with the Fund (the "Sub- Advisor's Performance History") for its track record, provided that the Fund is not specifically identified by name without approval in writing by the Advisor. For clarification, the Sub-Advisor's Performance History may be separate from the Fund's performance history to the extent that the Sub-Advisor either ceases to be the sole sub-adviser to the Fund or ceases to sub-advise any Fund Assets.

c.Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub- Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include marketing materials, regulatory filings, and performance reporting.

8.Liability; Indemnification.

a.To the fullest extent permitted by relevant law, the Sub- Advisor and its affiliates and their respective members, partners, officers, employees, and controlling persons (collectively, "Sub-Advisor Covered Persons") shall not be liable to any person (including the Account, the Fund, the Trust, the Board, or the Advisor or any of their respective affiliates, members, partners, officers, employees, or controlling persons (each a "Covered Person")) for any expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature whatsoever (including any reasonable attorneys' fees, expenses, and costs; and expenses relating to investigating or defending any demands, charges, and claims) (collectively "Losses") arising from or relating to any act performed or omission made by any person in connection with the Agreement (including in connection with making any investment decisions), except to the extent that such Losses have been determined by a court of competent jurisdiction in a final judgment on the merits to be the direct result of and primarily attributable to an act or omission of the Sub- Advisor during the term of this Agreement that constitutes (i) the Sub- Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement, or a material violation by the Sub-Advisor of the Investment Guidelines or relevant Federal Securities Laws (as defined under Rule 38a-1 of the Investment Company Act) (collectively, "Culpable Conduct"). Without limiting the generality of the foregoing, no Sub-Advisor Covered Person shall be liable for any indirect, special, incidental, consequential damages, or other similar Losses (regardless of whether such Losses were reasonably foreseeable) (collectively, "Special Damages").

b.The Sub-Advisor shall indemnify and hold harmless each Covered Person against any and all direct Losses (other than Special Damages) incurred by a Covered Person that have been determined by a court of competent jurisdiction in a final judgment on the merits to be the direct result of and primarily attributable to an act or omission of the Sub- Advisor that constitutes Culpable Conduct.

c.The Advisor and the Trust shall jointly and severally indemnify and hold harmless each Sub-Advisor Covered Person against any and all direct Losses (other than Special Damages) incurred by a Sub- Advisor Covered Person that have been determined by a court of competent jurisdiction in a final judgment on the merits to be the direct result of and primarily attributable to an act or omission of the Advisor, the Trust, or the Board that constitutes (i) a material violation of any Applicable Law or any policy of the Board; or (ii) the Advisor's or the Trust's (including the Board's) willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

d.The Advisor and the Trust shall jointly and severally indemnify and hold harmless each Sub-Adviser Covered Person (as defined herein) from and against any and all Losses (other than Special Damages) incurred in connection with any Failed Trade (as defined below), subject to the Sub-Adviser being obligated to use commercially reasonable efforts to mitigate any Losses associated with a Trade Fail Action. For purposes of this provision, a "Failed Trade" means any transaction initiated by the Sub-Adviser in compliance with this Agreement that fails to be executed or settled as a result of any action or instruction by the Advisor or the Board.

9.Limitation of Trust's Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub- Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund in their capacities as shareholders of the Fund, other than the Advisor.

10.Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.Confidentiality.

a.Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties' activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the "Confidential Information"). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, advisors, agents, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide (to the extent legally permissible) the disclosing party with written notice and shall comply with any protective order or equivalent; (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall seek to obtain a confidentiality undertaking from the regulatory agency where possible; or (d) in the case of the Sub-Advisor, to the extent necessary or desirable in connection with performing the Services and its other obligations under this Agreement, including to brokers and dealers, whether executing or clearing.

b.Further, the Advisor expressly acknowledges and agrees that: (i) Confidential Information and advice furnished by the Sub-Advisor hereunder (including information regarding the Sub-Advisor's expertise, investment strategies, trading activities, or financial affairs) have been developed by the Sub-Advisor through the application of proprietary methods and standards of judgment and through the expenditure of considerable work, time, and money and is the exclusive and proprietary intellectual property of the Sub-Advisor, and as such, shall be deemed Confidential Information; and (ii) in additional to any other restrictions set forth herein shall not be used by any person other than the Sub-Advisor as the basis for effecting transactions in any account or vehicle.

c.Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) is or becomes available to the recipient party or its representatives from a source other than the other party to this Agreement or the Trust, which source, to the knowledge of the recipient party or its representatives, does not have an obligation of confidentiality to the other party or the Trust with respect to such information; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party's breach of any obligation owed the disclosing party; (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information; or (e) was already in the receiving party's possession or the possession of its representatives prior to receiving such information from the other party or the Trust, and was not subject to any other confidentiality provisions. Each party's obligations under this clause shall survive the expiration or termination of this Agreement.

d.Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

e.The Advisor shall ensure that each person receiving reports under Section 2(b) agrees to maintain the confidentiality of such reports and not to use such reports for any purpose other than in connection with their services with respect to the Fund. The Advisor shall be liable for the failure of any report recipient to comply with the provisions of Section 2(b).

12.Renewal, Termination and Amendment.

a.This Agreement shall continue in effect, unless sooner terminated under this Agreement, through August 30, 2025; and it shall thereafter continue for successive annual terms; provided that such continuance is specifically approved by the parties and, provided, further, that, at least annually (i) the holders of a majority of the outstanding voting securities of the Fund have approved the continuance or (ii) a majority of the Board, including the vote of a majority of the trustees of the Trust who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, have approved the continuance in person at a meeting called for the purpose of voting on such approval.

b.This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60 days' nor less than 30 days' prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60 days' prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.Any trades entered but not settled as of the date of termination of this Agreement shall be honored by the parties.

d.This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

e.The terms "assignment," "interested persons," and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

13.Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.Notice.

a.Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail ("email") or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

b.All instructions, approvals, and notices given under this Agreement by the Advisor shall be in writing signed by one or more of those persons designated as representatives of the Advisor whose names, titles, and specimen signatures appear in Exhibit C, as may be amended from time to time (the "Authorized Persons"). The Advisor may revise the list of Authorized Persons from time to time by furnishing the Sub- Advisor a revised list, which has been certified by the Advisor. The Sub- Advisor shall be authorized to rely, and shall incur no liability for relying, upon the instructions, approvals, and notices given by, and the documents signed by, any person the Sub-Advisor reasonably believes is an Authorized Person. The Sub-Advisor shall have no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. Instructions given by an Authorized Person hereunder shall be effective only upon actual receipt by the Sub- Advisor and shall be acknowledged by the Sub-Advisor through its actions hereunder or by communications to the Advisor or an Authorized Person.

15.Miscellaneous. Each party to this Agreement shall perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The captions in this Agreement are included for convenience only and in no way define or delimit any of this Agreement's provisions or otherwise affect their construction or effect. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section or Exhibit of this Agreement unless otherwise indicated. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.Entire Agreement. All Exhibits are hereby incorporated into this Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to this Agreement's subject matter.

17.Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub- Advisor has supplied to the Advisor and the Trust copies of the Sub- Advisor's Form ADV Part 2A or equivalent disclosure document required by Rule 204-3 under the Advisers Act. Otherwise, the Advisor's rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Sub-Advisor will ask for the Trust's legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information.

[The remainder of this page is intentionally left blank. The signature page follows.]

Each party's duly authorized signatories have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY: /s/E. Blake Moore Jr.	BY: /s/Timothy D. Paulin
Name: E. Blake Moore, Jr.	Name: Timothy D. Paulin
Title: President &	Title: Senior Vice President
Chief Executive Officer

SANDS CAPITAL MANAGEMENT, LLC

BY: /s/Jonathan Goodman

Name: Jonathan Goodman

Title: General Counsel

EXHIBIT A

(Advisory Agreement)

EXHIBIT B

(Brokerage Policies)

EXHIBIT C

(Authorized Persons)

EXHIBIT D
1	Please check type of Account ⬜(A) INDIVIDUAL

(Includes trusts, estates, and 401(k) plans and IRAs of

individuals and their family members, but does not include businesses organized as sole proprietorships and other than high net worth individuals.)

⬜(B) HIGH NET WORTH INDIVIDUALS

(A "qualified purchaser" as defined in section 2(a)(51)(A) of the Investment Company Act of 1940. For natural persons this means net worth of not less than $5,000,000. Net worth includes assets held jointly with a spouse and means the excess of total assets (excluding primary residence) at fair market value, over total liabilities, including mortgage debt (other than mortgage debt secured by the primary residence, up to the fair market value of such residence).)

⬜(C) BANKING OR THRIFT INSTITUTION ⬜(D) INVESTMENT COMPANIES

(U.S. investment companies that are registered under the Investment Company Act of 1940.)

⬜(E) BUSINESS DEVELOPMENT COMPANIES

(U.S. companies that have made an election pursuant to section 54 of the Investment Company Act of 1940.)

⬜(F) POOLED INVESTMENT VEHICLES

(Other than U.S. investment companies and business development companies, e.g., U.S. private funds or UCITS Type

I, II and III Funds regulated by an OECD country regulator.)

⬜(G) PENSION AND PROFIT SHARING PLANS

(U.S. pension or other employee benefit plan regulated by ERISA, but not the plan participants or government pension plans.)

⬜(H) CHARITABLE ORGANIZATIONS

⬜(I) STATE OR MUNICIPAL GOVERNMENT ENTITIES

(U.S. entities and plans only, including government

pension plans.)

⬜(J) OTHER INVESTMENT ADVISERS ⬜(K) INSURANCE COMPANIES

⬜(L) SOVEREIGN WEALTH FUNDS AND FOREIGN

OFFICIAL INSTITUTIONS

(Foreign official institutions include: treasuries, ministries of finance, or corresponding departments of national governments; central banks; international and regional organizations; and banks, corporations, or other agencies that are fiscal agents of national governments.)

⬜(M) CORPORATIONS OR OTHER BUSINESSES NOT LISTED ABOVE

⬜(N) OTHER

(E.g., U.S. collective investment trusts and foreign government or corporate pension plans.)

2Please indicate the legal jurisdiction in which Account is

domiciled

3Please indicate the name of the Account's custodian bank (or Prime Broker, if applicable)

4For entities with a U.S. federal income tax filing

obligation:

Please supply a copy of your W-9, W-8ECI, W-8EXP, W-8IMY or W-8BEN-E, as applicable.

Please note that this information is sought solely for the purpose of meeting the Sub-Adviser's regulatory reporting obligations and not for the purpose of managing the tax consequences arising out of the tax status of the Account.

TSF-2664-2311

A-30